UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 25, 2011

Date of Report (date of earliest event reported)

TRUDY CORPORATION

(Exact name of Registrant as specified in charter)

Wyoming	0-16056	06-10077657
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

1810 East Sahara Avenue Suite 1442

Las Vegas, Nevada 89104

(Address of principal executive offices)

Registrant’s telephone number, including area code: (702) 522-1914

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

.	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

.	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

.	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

.	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                      Changes in Registrant’s Certifying Accountant.

On July 25, 2011, the Board of Directors of Trudy Corporation, Inc. (the “Company”) approved the dismissal of Sadler, Gibb and Associates, LLC (“SG&A”) as its independent registered public accounting firm, effective immediately.

The report of SG&A on the financial statements of the Registrant as of and for the period ended December 31, 2010 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except that the report of SG&A for the above mentioned years included a going concern qualification.  SG&A was not the Company’s independent registered public accounting firm and did not issue its opinion in the Company’s financial statements for the fiscal years ended March 31, 2011 and 2010.

For the period ended December 31, 2010, and through the date of dismissal, there were (i) no disagreements with SG&A on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of SG&A, would have caused SG&A to make reference thereto in its report on the Company’s financial statements for such fiscal year; and (ii) no reportable events as set forth in Item 304(a)(1)(iv) of Regulation S-K.

The Company has provided SG&A with a copy of the disclosures made above in response to Item 304(a) of Regulation S-K and Item 4.01 of Form 8-K and requested that SG&A furnish it with a letter addressed to the Securities and Exchange Commission (the “Commission”) stating whether or not it agrees with the above statements.  The Company received a letter from SG&A addressed to the Commission indicating that it agreed with the statements set forth in this Item 4.01 of Form 8-K as they pertain to SG&A.  A copy of that letter is attached hereto as Exhibit 16.1 and incorporated by reference herein.

On July 24, 2011, the Board of Directors of the Company approved the employment of MaloneBailey, LLP, (“MB”) as its independent registered public accounting firm.

No consultations occurred between the Company and MB during the fiscal years ended March 31, 2011 and 2010 and through July 24, 2011 regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on the Registrant’s financial statements, or other information provided that was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing, or financial reporting issue, or (ii) any matter that was the subject of disagreement or a reportable event requiring disclosure under Item 304(a)(1)(iv) or (v), respectively, of Regulation  S-K.

Item 9.01 Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit No.	Description
Exhibit 16.1	Letter from SG&A to the Securities Exchange Commission.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 24, 2011	Trudy Corporation

/s/ CHRISTOPHER GLOVER
CHRISTOPHER GLOVER
President and Director